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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT Of 1934



                Date of report (Date of earliest event reported):
                         March 13, 2000 (March 9, 2000)



                               CNET Networks, Inc.
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

       Delaware                    0-20939                    13-3696170
       --------                    -------                    ----------

   (STATE OR OTHER              (COMMISSION FILE             (IRS EMPLOYER
   JURISDICTION OF                  NUMBER)                 IDENTIFICATION NO.)
   INCORPORATION)


              150 Chestnut Street, San Francisco, California 94111
              ----------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



               Registrant's telephone number, including area code:
                                 (415) 395-7800




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ITEM 5.    OTHER EVENTS.

         Effective March 9, 2000, the Registrant has named Shelby Bonnie, formerly Vice Chairman of the Board of Directors, as its Chief Executive Officer. Halsey Minor, the Registrant's former Chief Executive Officer, will remain Chairman of the Board of Directors. Further information is provided in the press release attached as Exhibit 99.1 hereto, which is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits

                  99.1     Press Release dated March 9, 2000.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Dated:  March 13, 2000                  CNET NETWORKS, INC.



                                            By:  /s/ DOUGLAS N. WOODRUM
                                                 ----------------------------
                                                 Douglas N. Woodrum
                                                 Executive Vice President and
                                                 Chief Financial Officer



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                                INDEX TO EXHIBITS

   Exhibit
    Number                   Description
    ------                   -----------

    99.1        Press Release dated March 9, 2000.